EXHIBIT 99.1

Definitive Healthcare Announces Closing of Public Offering

FRAMINGHAM, MA— (September 20, 2021) – Definitive Healthcare Corp. (“Definitive Healthcare”) (Nasdaq: DH), an industry leader in healthcare commercial intelligence, today announced the closing of its previously announced initial public offering of 17,888,888 shares of its Class A common stock, which includes the full exercise by the underwriters of their option to purchase up to an additional 2,333,333 shares of its Class A common stock, at a public offering price of $27.00 per share. Aggregate gross proceeds to Definitive Healthcare were approximately $483 million, before underwriting discounts, commissions, and estimated offering expenses. Definitive Healthcare’s Class A common stock began trading on the Nasdaq Global Select Market under the ticker symbol “DH” on September 15, 2021.

Goldman Sachs & Co. LLC and J.P. Morgan acted as lead joint book-running managers and representatives of the underwriters for the proposed offering. Morgan Stanley and Barclays acted as joint book-running managers and are also representatives of the underwriters for the proposed offering. Credit Suisse and Deutsche Bank Securities acted as book-runners for the proposed offering. Canaccord Genuity, Raymond James, Stifel, Drexel Hamilton and Loop Capital Markets acted as co-managers.

The offering was made only by means of a prospectus. A copy of the final prospectus relating to the proposed offering may be obtained from the SEC at www.sec.gov or from: Goldman Sachs & Co. LLC, Attn: Prospectus Department, 200 West Street, New York, NY 10282, by telephone at (866) 471-2526 or by email at prospectus-ny@ny.email.gs.com; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by telephone at (866) 803-9204 or by email at prospectuseq_fi@jpmorganchase.com; Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, by telephone at (866) 718-1649 or by email at prospectus@morganstanley.com; or Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, by telephone at (888) 603-5847 or by at email at barclaysprospectus@broadridge.com.

A registration statement relating to these securities was declared effective by the Securities and Exchange Commission on September 14, 2021. This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Definitive Healthcare

At Definitive Healthcare, our passion is to transform data, analytics and expertise into healthcare commercial intelligence. We help clients uncover the right markets, opportunities and people, so they can shape tomorrow’s healthcare industry. Our SaaS platform creates new paths to commercial success in the healthcare market, so companies can identify where to go next.

Forward-Looking Statements

This Press Release contains forward-looking statements, including, without limitation, statements concerning the conditions of our industry and our operations, performance and financial condition, including in particular, statements relating to our business, growth strategies, product development efforts and future expenses. All statements regarding Definitive Healthcare other than statements of historical fact or relating to present facts or current conditions included in this Press Release are forward-looking statements. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance.

Forward-looking statements in this Press Release are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: an outbreak of disease, global or localized health pandemic or epidemic, or the fear of such an event (such as the COVID-19 global pandemic), including the global economic uncertainty and measures taken in response; the short- and long-term effects of the COVID-19 global pandemic, including the pace of recovery or any future resurgence; our ability to implement and execute our strategic plans to transform the business; our ability to develop or sell solutions in a timely manner or maintain client relationships; competition for our solutions; harm to our brand and reputation; unfavorable global economic conditions; risks associated with operating and expanding internationally; failure to prevent cybersecurity incidents or the perception that confidential information is not secure; failure in the integrity of our data or the systems; experiencing system failures and personnel disruptions, which could delay the delivery of our solutions to our clients; losing access to data sources; failure of our software vendors and network and cloud providers to perform as expected or if our relationship is terminated; loss or diminution of one or more of our key clients, business partners or government contracts; dependence on strategic alliances, joint ventures and acquisitions to grow our business; our ability to protect our intellectual property adequately or cost-effectively; claims for intellectual property infringement; interruptions, delays or outages to subscription or payment processing platforms; risks related to acquiring and integrating businesses and divestitures of existing businesses; ability to retain members of the senior leadership team and attract and retain skilled employees and compliance with governmental laws and regulations. Additional factors or events that could cause our actual performance to differ from these forward-looking statements may emerge from time to time, and it is not possible for us to predict all of them. These factors include but are not limited to those described under “Risk Factors” in Definitive Healthcare’s registration statement relating to the offering. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.

Any forward-looking statement made by us in this Press Release speaks only as of the date on which it is made. Definitive Healthcare undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. The underwriters and their affiliates (collectively, the “Underwriters”) have not conducted any investigation with respect to the information in this Press Release, and the Underwriters and Definitive

Healthcare expressly disclaim any and all liability for representations, expressed or implied, contained in, or for omissions from, this Press Release or any other written or oral communication transmitted to any interested party in the course of its evaluation of Definitive Healthcare. Only those particular representations and warranties that may be made by Definitive Healthcare in a definitive written agreement, when and if one is executed, and subject to such limitations and restrictions as may be specified in such agreement, shall have any legal effect. Certain information contained in this Press Release has been obtained from sources outside of Definitive Healthcare. While such information is believed to be reliable for the purposes used herein, neither Definitive Healthcare nor any of its affiliates, directors, officers, members, employees, agents or advisors assume any responsibility for the accuracy of such information.

Media Contacts:

Danielle Johns

djohns@definitivehc.com

Mark Corbae

mark.corbae@icrinc.com

Investor Relations Contact:

Brian Denyeau

brian.denyeau@icrinc.com